Exhibit 99.6

Execution Copy

VIROPHARMA INCORPORATED

To

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

BRIDGE NOTES INDENTURE

Dated as of

October 18, 2004

10% Senior Secured Bridge Notes due 2005

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(continued)

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		Page
Section 16.7.	Trust Indenture Act	49

Section 16.8.	No Security Interest Created	49

Section 16.9.	Benefits of Indenture	49

Section 16.10.	Table of Contents, Headings, Etc	49

Section 16.11.	Authenticating Agent	49

Section 16.12.	Execution in Counterparts	50

Section 16.13.	Severability	50

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Reconciliation and Tie Between the Trust Indenture Act of 1939 and Bridge Notes Indenture, dated as of October 18, 2004, between ViroPharma Incorporated and U.S. Bank National Association, as Trustee.

TRUST INDENTURE ACT SECTION		INDENTURE SECTION
Section 310	(a)(1)	8.9
	(a)(2)	8.9
	(a)(3)	N.A.
	(a)(4)	N.A.
	(a)(5)	8.9
	(b)	8.8; 8.9; 8.10; 8.11
Section 311	(a)	8.13
	(b)	8.13
	(b)(2)	8.13
Section 312	(a)	6.1; 6.2(a)
	(b)	6.2(b)
	(c)	6.2(c)
Section 313	(a)	6.3(a)
	(b)	6.3(a)
	(c)	6.3(a)
	(d)	6.3(b)
Section 314	(a)	6.4
	(b)	5.12(b), 5.12(c)
	(c)(1)	16.5
	(c)(2)	16.5
	(c)(3)	N.A.
	(d)	5.12(d)
	(e)	16.5
Section 315	(a)	8.1
	(b)	7.8
	(c)	8.1
	(d)	8.1
	(d)(1)	8.1(a)
	(d)(2)	8.1(b)
	(d)(3)	8.1(c)
	(e)	7.9
Section 316	(a)	7.7
	(a)(1)(A)	7.7
	(a)(1)(B)	7.7
	(a)(2)	N.A.
	(b)	7.4
Section 317	(a)(1)	7.5
	(a)(2)	7.5
	(b)	5.4
Section 318	(a)	16.7

*	Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
**	Note: N.A. means Not Applicable.

BRIDGE NOTES INDENTURE

BRIDGE NOTES INDENTURE, dated as of October 18, 2004, between ViroPharma Incorporated, a Delaware corporation (hereinafter called the “Company”), having its principal office at 397 Eagleview Boulevard, Exton, Pennsylvania 19341, and U.S. Bank National Association, as trustee hereunder (hereinafter called the “Trustee”), having its principal corporate trust office at One Federal Street, 3rd Floor, Boston, Massachusetts 02110.

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 10% Senior Secured Bridge Notes due 2005 (the “Notes”), in an aggregate principal amount not to exceed $62,500,000, and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

WHEREAS, the Notes, the certificate of authentication to be borne by the Notes and a form of assignment to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

ARTICLE ONE

DEFINITIONS

Section 1.1. Definitions. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words “herein”, “hereof”, “hereunder”, and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article One include the plural as well as the singular.

“Acquisition” means the proposed acquisition by the Company of the selling and marketing rights to Vancocin® in the United States and the Company’s purchase and license of certain related tangible and intangible assets as contemplated by the Acquisition Agreement.

“Acquisition Agreement” means the Assignment, Transfer and Assumption Agreement, dated October 18, 2004, between the Company and Eli Lilly and Company, as amended or supplemented from time to time in accordance with its terms.

“Acquisition Collateral Agent” means U.S. Bank National Association and any successor collateral agent in its capacity as such under the Acquisition Security Agreement.

“Acquisition Security Agreement” means the Security Agreement to be entered into between the Company and U.S. Bank National Association, as collateral agent thereunder, upon the consummation of the Acquisition, as amended or supplemented from time to time in accordance with its terms.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York, Philadelphia, Pennsylvania, or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

“Buyers” means the buyers of the Notes designated as such on the “Schedule of Buyers” attached to the Purchase Agreement.

“close of business” means 5:00 p.m. (New York City time).

“Collateral Account” has the meaning specified in Section 4.1(a).

“Collateral Agent” means, as applicable, the Initial Collateral Agent or the Acquisition Collateral Agent.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Stock” means the Company’s common stock, par value $.002 per share or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Company” means the corporation named as the “Company” in the first paragraph of this Indenture, and, subject to the provisions of Article Twelve, shall include its successors and assigns.

“Convertible Notes” means the Company’s 6% Convertible Senior Secured Notes due 2009, to be designated, authenticated and delivered under the Convertible Notes Indenture.

“Convertible Notes Indenture” means the Convertible Notes Indenture, dated as of October 18, 2004, between the Company and U.S. Bank National Association, as trustee thereunder, as amended or supplemented from time to time in accordance with its terms.

“Corporate Trust Office” or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is, at the date as of which this Indenture is dated, located at One Federal Street, 3rd Floor, Boston, Massachusetts, Attention: Corporate Trust Services (ViroPharma Incorporated, 10% Bridge Notes due 2005).

“corporation” means a corporation, association, partnership, company (including limited liability company), joint-stock company or business trust.

“daily volume-weighted average price” of a single share of Common Stock on any Trading Day means the daily volume-weighted average price per share for the Common Stock on such Trading Day on the principal United States national securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national securities exchange, as reported by the Nasdaq National Market or the Nasdaq SmallCap Market, or, if the Common Stock is not listed on the Nasdaq National Market or the Nasdaq SmallCap Market, the principal United States regional securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States regional stock exchange, as reported by the principal over-the-counter market on which the Common Stock is traded, including the OTCBB or the National Quotation Service Bureau or successor markets, in any event, as reported by the Bloomberg L.P. or such other nationally recognized information source satisfactory to the Trustee.

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

“Defaulted Interest” has the meaning specified in Section 2.3.

“Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

“Event of Default” means any event specified in Section 7.1(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k) or (l).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Excluded Shares” means any and all of the following: (a) the Convertible Notes; (b) Common Stock issuable upon exercise of the Warrants; (c) Common Stock issuable pursuant to the Stock Purchase Agreement, dated December 9, 1999, between Wyeth (formerly known as American Home Products Corporation) and the Company, as amended by the Amendment to Stock Purchase Agreement, dated June 26, 2003, between Wyeth and the Company; (d) Common Stock and options and other rights to purchase or acquire Common Stock granted to directors, officers, employees, consultants or independent contractors to the Company pursuant to any written plan approved the Board of Directors and in effect on the date of this Indenture, as such plan may be amended or supplemented from time to time in accordance with its terms; provided, that no such amendment or supplement shall increase the total number of shares of Common Stock authorized under such plan (other than in respect to increases attributable to stock dividends, subdivisions, combinations, splits, reclassifications or changes in the outstanding shares of Common Stock, and mergers, consolidations, or combinations of the Company with another Person) without the written consent of not less than a majority in aggregate principal amount of the Notes at the time outstanding as determined in accordance with Section 9.4; (e) Common Stock and other securities which are directly or indirectly convertible into or exercisable or exchangeable for Common Stock, (i) the issuance of which results in an adjustment to the Conversion Price (as defined in the Convertible Notes Indenture) pursuant to Section 15.6 of the Convertible Notes Indenture or (ii) to which the provisions of Section 15.7 of the Convertible Notes Indenture apply and (f) shares of Common Stock issuable upon the conversion, in accordance with the terms of the Existing Indenture, of any of the Indebtedness governed under the Existing Indenture (as such Existing Indenture is in effect as of the date hereof or as is amended or modified in accordance with Section 5.17 of this Indenture).

“Existing Indenture” shall mean the Indenture, dated as of March 1, 2000, between the Company and Summit Bank, as trustee thereunder, as amended or supplemented from time to time in accordance with its terms.

“Indebtedness” means, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services; (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers’ acceptances; (c) all obligations and liabilities (contingent or otherwise) in respect of real or personal property leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property; (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d); (f) any indebtedness or other obligations described in clauses (a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

“Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

“Initial Collateral Agent” means U.S. Bank National Association and any successor collateral agent in its capacity as such under the Pledge Agreement.

“Initial Registration Rights Agreement” means the Initial Registration Rights Agreement, dated as of October 18, 2004, among the Company and the Buyer relating to the Warrants and the shares of the Company’s common stock issued or issuable upon exercise of the Warrants as amended from time to time in accordance with its terms.

“Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

“Mandatory Exchange Time” means the time immediately following the last to occur of the following: (a) the consummation of the Acquisition and (b) the Company’s stockholders’ vote to approve the Company’s issuance of the Convertible Notes and the terms and conditions thereof and of the Convertible Notes Indenture, including, without limitation, the conversion of the Convertible Notes into the number of shares of Common Stock into which the Convertible Notes are convertible from time to time pursuant to the Convertible Notes Indenture, at a Stockholders’ Meeting.

“Mandatory Redemption” has the meaning set forth in Section 3.4(a).

“Mandatory Redemption Date” has the meaning set forth in Section 3.4(d).

“Mandatory Redemption Price” has the meaning set forth in Section 3.4(a).

“Mandatory Redemption Triggering Event” means the earlier of (a) the failure of the Acquisition to be consummated on or before 2:00 P.M., New York City time. on February 18, 2005 and (b) receipt by the Trustee and the Collateral Agent of a Mandatory Redemption Certificate (as defined in the Pledge Agreement) pursuant to Section 7(b) of the Pledge Agreement.

“Note” or “Notes” means any Note or Notes authenticated and delivered under this Indenture.

“Note Register” has the meaning specified in Section 2.5(a).

“Note Registrar” has the meaning specified in Section 2.5(a).

“Noteholder” or “holder” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), means any Person in whose name at the time a particular Note is registered on the Note Registrar’s books.

“Officers’ Certificate”, when used with respect to the Company, means a certificate signed by both (a) the Chairman of the Board, the Chief Executive Officer, the President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”) and (b) the Treasurer or any Assistant Treasurer, the Controller or any Assistant Controller, or the Secretary or any Assistant Secretary of the Company.

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

“Optional Redemption” has the meaning specified in Section 3.1(b).

“Optional Redemption Date,” when used with respect to any Note to be redeemed, in whole or in part, pursuant to an Optional Redemption means the date fixed for such redemption by or pursuant to this Indenture.

“Optional Redemption Price” has the meaning specified in Section 3.1(b).

“outstanding”, when used with reference to Notes and subject to the provisions of Section 9.4, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Notes, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or (ii) which shall have been otherwise defeased in accordance with Article Thirteen;

(c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6; and

(d) Notes deemed not outstanding pursuant to Article Three.

“Person” means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Pledge Agreement” means the Pledge and Collateral Agreement, dated the date hereof, among the Company, and U.S. Bank National Association, as collateral agent and securities intermediary thereunder, as amended or supplemented from time to time in accordance with its terms.

“Pledged Amounts” means the amounts deposited with the Collateral Agent pursuant to Section 4.1(a).

“Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of October 18, 2004, among the Company and the Buyers, as amended from time to time in accordance with its terms.

“Registration Delay Payments” means “Registration Delay Payments” (as defined in Section 2(f) of the Initial Registration Rights Agreement) that are payable to Noteholders who also hold Warrants or Warrant Shares at the time such payments are due under the Initial Registration Rights Agreement.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

“Responsible Officer”, when used with respect to the Trustee, means an officer of the Trustee in the Corporate Trust Office assigned and duly authorized by the Trustee to administer this Indenture.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Significant Subsidiary” means, as of any date of determination, a Subsidiary of the Company, if as of such date of determination either (a) the assets of such subsidiary equal 10% or more of the Company’s total consolidated assets or (b) the total revenue of which represented 10% or more of the Company’s consolidated total revenue for the most recently completed fiscal year.

“Stockholder Rejection Date” means the date of the Stockholders’ Meeting, if and only if, the Company’s stockholders vote to not approve the Company’s issuance of the Convertible Notes and the terms and conditions thereof and of the Convertible Notes Indenture, including without limitation, the conversion of such Convertible Notes into the number of shares of Common Stock into which such Convertible Notes are convertible pursuant to the Convertible Notes Indenture, at such Stockholders’ Meeting.

“Stockholders’ Meeting” means a special meeting of the Company’s stockholders to obtain the approval of the Company’s issuance of the Convertible Notes and the terms and conditions thereof and of the Convertible Notes Indenture, including, without limitation, the conversion of the Convertible Notes into the number of shares of Common Stock into which the Convertible Notes are convertible from time to time pursuant to the Convertible Notes Indenture and at which a quorum is present either in person or in proxy for the conduct of business thereat.

“Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

“Trading Day” means, with respect to the Common Stock, (x) if the Common Stock is quoted on the Nasdaq National Market or Nasdaq SmallCap Market, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections 11.3; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means U.S. Bank National Association and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

“Warrants” means the warrants to purchase 5,000,000 shares of the Company’s Common Stock issued to the Buyers pursuant to the Purchase Agreement.

“Warrant Shares” means shares of the Company’s Common Stock which are issued upon exercise of the Warrants.

The definitions of certain other terms are as specified in those sections where such definitions appear.

ARTICLE TWO

ISSUE, DESCRIPTION, EXECUTION,

REGISTRATION AND EXCHANGE OF NOTES

Section 2.1. Designation Amount and Issue of Notes. The Notes shall be designated as “10% Senior Secured Bridge Notes due 2005.” Notes not to exceed the aggregate principal amount of $62,500,000 (except pursuant to Sections 2.5, 2.6, 3.3 and 3.5 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by (a) its Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”) and (b) its Treasurer or any Assistant Treasurer, its Controller or any Assistant Controller or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

The Notes shall mature and the principal thereof shall be due and payable, together with all accrued and unpaid interest thereon, on October 18, 2005. The Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

The Notes shall be secured in the manner and to the extent provided in the Pledge Agreement and, upon the consummation of the Acquisition, the Acquisition Security Agreement and shall be entitled to the benefits of such agreements.

For all purposes, the Notes are hereby designated as “Designated Senior Indebtedness” pursuant to the Existing Indenture.

Section 2.2. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and deliver of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage.

Section 2.3. Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in registered, definitive form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication and shall bear interest from the applicable date in each case as specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve (12) 30-day months.

The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except that the interest payable upon redemption (unless the date of redemption is an interest payment date) will be payable to the Person to whom principal is payable. Interest shall be payable at the office of the Company maintained by the Company for such purposes, which shall initially be an office or agency of the Trustee and may, as the Company shall specify to the paying agent in writing by each record date, be paid by wire transfer of immediately available funds to an account maintained by such Person located in the United States (unless otherwise agreed in writing to an alternative payment mechanism by a holder of Notes as to such holder’s payment). The term “record date” with respect to any interest payment date shall mean the 1st calendar day of the month during which such interest payment date falls (whether or not a Business Day).

Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any interest payment date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such

Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment, the Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.3.

(2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.4. Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”) and attested by the manual or facsimile signature of its Secretary or any of its Assistant Secretaries or its Treasurer or any of its Assistant Treasurers (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company, and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

Section 2.5. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary.

(a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.2 being herein sometimes collectively referred to as the “Note Register”) in which the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written or electronic form. The Trustee is hereby appointed “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.2. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

All Notes presented or surrendered for registration of transfer or for exchange or redemption shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

No service charge shall be made to any holder for any registration of transfer or exchange of Notes, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

Neither the Company nor the Trustee nor any Note Registrar shall be required to exchange or register a transfer of (i) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed or (ii) any Notes called for redemption pursuant to and in accordance with Section 3.1 or Section 3.4.

(b) Every Note that bears or is required under this Section 2.5(b) to bear the legend set forth in this Section 2.5(b) shall be subject to the restrictions on transfer set forth in this Section 2.5(b) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each Note, by such Noteholder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.5(b), the term “transfer” encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Note. The Trustee shall refuse to register any transfer of any Note in violation of the restrictions contained in the legend set forth in this Section 2.5(b).

Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form, unless such Note has been sold pursuant to a registration statement that has been declared effective under the Securities

Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ADDITIONALLY, THE INDENTURE DOES NOT PERMIT ANY TRANSFERS OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) UNLESS THE TRANSFEREE CERTIFIES TO VIROPHARMA INCORPORATED AND THE TRUSTEE THAT THEY ARE (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OF THE SECURITIES ACT OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF ANY NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.

Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(b).

Upon any sale or transfer of a Note to an Institutional Accredited Investor (other than pursuant to a registration statement that has been declared effective under the Securities Act), such Institutional Accredited Investor shall, prior to such sale or transfer, furnish to the Company and/or the Trustee a signed letter containing representations and agreements relating to restrictions on transfer substantially in the form set forth in Exhibit B to this Indenture.

(c) Any Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Notes no longer being “restricted securities” (as defined under Rule 144).

(d) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the term of, this Indenture, and to examine the same to determine substantial compliance as to from with the express requirements hereof.

Section 2.6. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon the Company’s written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any paying agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute, solely as between the Company and the Noteholder of the substitute Note, an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.7. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes shall be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

Section 2.8. Cancellation of Notes Paid, Etc. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note Registrar, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

Section 2.9. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Noteholders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

ARTICLE THREE

REDEMPTION OF NOTES

Section 3.1. Optional Redemption by the Company. At any time from and after the Stockholder Rejection Date and prior to maturity, the Notes may be redeemed at the option of the Company (an “Optional Redemption”), in whole or in part, upon notice as set forth in Section 3.2, at a redemption price equal to 100% of the principal amount (the “Optional Redemption Price”), together with any accrued and unpaid interest thereon, (including Registration Delay Payments, if any) up to, but excluding, the Optional Redemption Date; provided, however, that if the Optional Redemption Date is on an interest payment date, then the interest payable on such date shall be paid to the holder of record on the 15th calendar day preceding such interest payment date.

Section 3.2. Notice of Redemptions; Selection of Notes. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than ten (10) days prior (or such shorter period of time as may be acceptable to the Trustee) to the date fixed for redemption, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption not fewer than five (5) nor more than fifteen (15) days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note Register; provided, however, that if the Company shall give such notice, it shall also give written notice, and written notice of the Notes to be redeemed, to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with the mailing of any such notice of redemption, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the redemption notice or any of the proceedings for the redemption of any Note called for redemption.

Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the CUSIP number or numbers of the Notes being redeemed, the Optional Redemption Date (which shall be a Business Day), the Optional Redemption Price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers, if any). In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the Optional Redemption Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

On or prior to the Business Day next preceding the Optional Redemption Date, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money in immediately available funds sufficient to redeem on the Optional Redemption Date all the Notes (or portions thereof) so called for redemption at the Optional Redemption Price, together with accrued interest to, but excluding, the Optional Redemption Date and any Registration Delay Payments thereon, if any. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any paying agent pursuant to this Section 3.2 in excess of amounts required hereunder to pay the Optional Redemption Price together with accrued interest to, but excluding, the Optional Redemption Date. Whenever any Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officers’ Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Optional Redemption Date as to the aggregate principal amount of Notes to be redeemed.

If less than all of the outstanding Notes are to be redeemed pursuant to an Optional Redemption, the Trustee shall select the Notes or portions thereof of the Notes to be redeemed (in principal amounts of $1,000 or integral multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate.

Section 3.3. Payment of Notes Called for Redemption. If notice of an Optional Redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall become due and payable on the Optional Redemption Date and at the place or places stated in such notice at the Optional Redemption Price, together with interest accrued to (but excluding) the Optional Redemption Date and any Registration Delay Payments, if any, and on and after said date (unless the Company shall default in the payment of such Notes at the Optional Redemption Price, together with interest accrued to said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the Optional Redemption Price thereof and unpaid interest to (but excluding) the Optional Redemption Date. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the Optional Redemption Price, together with interest accrued thereon to (but excluding) the Optional Redemption Date and any Registration Delay Payments, if any; provided, however, that if the Optional Redemption Date is an interest payment date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date instead of the holders surrendering such Notes for redemption on such date.

Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of redemption during the continuance of a default in payment of interest or premium, if any, on the Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note.

Section 3.4. Mandatory Redemption by the Company.

(a) After the occurrence of a Mandatory Redemption Triggering Event, the Company shall redeem all of the Notes (the “Mandatory Redemption”), upon written notice as set forth in Section 3.4(d) below, at a redemption price equal to 100% of the principal amount of the Notes (the “Mandatory Redemption Price”), together with accrued and unpaid interest, if any, up to, but excluding the Mandatory Redemption Date and any Registration Delay Payments, if any.

(b) The Company shall direct the Collateral Agent to pay the Mandatory Redemption Price together with accrued and unpaid interest, if any, up to, but excluding the Mandatory Redemption Date and any Registration Delay Payments, if any, to the holders on the Mandatory Redemption Date.

(c) If the Company is required to redeem all of the Notes pursuant to the Mandatory Redemption, then it shall notify the Trustee at least six (6) Business days prior to the Mandatory Redemption Date (unless a shorter time shall be satisfactory to the Trustee) of such intended Mandatory Redemption Date.

(d) The Company shall provide written notice of a Mandatory Redemption (the “Mandatory Redemption Notice”). The Mandatory Redemption Notice shall be given not less than three (3) Business Days prior to the Mandatory Redemption Date. The Mandatory Redemption Notice shall be mailed by first class mail. The Mandatory Redemption Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for the Mandatory Redemption as a whole or in part shall not affect the validity of the proceedings for the Mandatory Redemption of any other Note. Concurrently with the mailing of any such Mandatory Redemption Notice, the Company shall issue a press release announcing the Mandatory Redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Mandatory Redemption Notice or any of the proceedings for the Mandatory Redemption. The Mandatory Redemption Notice shall specify the aggregate principal amount of Notes to be redeemed, the date fixed by the Company for the Mandatory Redemption, which date shall be no later than the close of business on March 3, 2005 (the “Mandatory Redemption Date”), the Mandatory Redemption Price at which the Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of the Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue.

Section 3.5.	Reserved.

Section 3.6.	Reserved.

Section 3.7.	Reserved.

ARTICLE FOUR

PLEDGE OF PROCEEDS; SECURITY

Section 4.1. Pledge and Collateral Account.

(a) The Company shall (i) establish a collateral account (the “Collateral Account”) with the Initial Collateral Agent, and (ii) in accordance with the provisions of the Pledge Agreement, deposit with the Initial Collateral Agent the net proceeds of the issuance of Notes and Warrants pursuant to the Purchase Agreement, plus an additional amount equal to an amount that would accrue as interest on the Notes in the twelve calendar months following the date hereof.

(b) The Company has entered into the Pledge Agreement pursuant to which, the Pledged Amounts will be pledged to the Initial Collateral Agent and the Initial Collateral Agent will hold the Pledged Amounts for the benefit of the holders of the Notes.

Section 4.2. Security. The Notes shall be secured in the manner and to the extent provided in the Pledge Agreement and as set forth in Section 2.1 hereof. By accepting a Note, each Noteholder agrees to all of the terms and provisions of the Pledge Agreement and, if applicable, the Acquisition Security Agreement, as the same may be in effect or may be amended or supplemented from time to time, pursuant to the terms thereof.

Section 4.3. Release of Pledged Amounts. The Pledged Amounts will be released, provided that the Company is not then, and after giving effect to such release would not then be, in default under this Indenture, only in accordance with the terms and conditions of the Pledge Agreement.

Section 4.4. Notice to the Trustee Regarding Acquisition. Concurrently with the closing of the Acquisition, the Company shall give the Trustee written notice of such closing as required pursuant to Section 7(a) of the Pledge Agreement.

ARTICLE FIVE

PARTICULAR COVENANTS OF THE COMPANY

Section 5.1. Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any (including the redemption price upon redemption pursuant to Article Three), and interest (including Registration Delay Payments, if any), on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

Section 5.2. Maintenance of Office or Agency. Solely for purposes of this Indenture, the Company will maintain an office or agency in New York, New York, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for redemption and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office of agency of the Trustee in New York, New York (which shall initially be located at U.S. Bank National Association, U.S. Bank Trust New York, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Services (ViroPharma Incorporated, 10% Bridge Notes due 2005).

The Company may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

The Company hereby initially designates the Trustee as paying agent and Note Registrar and each of the Corporate Trust Office and the office of agency of the Trustee in New York, New York (which shall initially be located at U.S. Bank National Association, U.S. Bank Trust New York, 100 Wall Street, Suite 1600, New York, New York 10005 Attention: Corporate Trust Services (ViroPharma Incorporated, 10% Bridge Notes due 2005), shall be considered as one such office or agency of the Company for all purposes of this Indenture.

So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11. If co-registrars have been appointed in accordance with this Section 5.2, the Trustee shall mail such notices only to the Company and the holders of Notes it can identify from its records.

Section 5.3. Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 5.4. Provisions as to Paying Agent.

(a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

(1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest (including Registration Delay Payments, if any) on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

(2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable; and

(3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Company shall, on or before the Business Day next preceding each due date of the principal of, premium, if any, or interest (including Registration Delay Payments, if any) on the Notes, deposit with the paying agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal, premium, if any, or interest (including Registration Delay Payments, if any), and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

(b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest (including Registration Delay Payments, if any) on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest (including Registration Delay Payments, if any) so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest (including Registration Delay Payments, if any) on the Notes when the same shall become due and payable.

(c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

(d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

The Trustee shall not be responsible for the actions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

Section 5.5. Existence. Subject to Article Twelve, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

Section 5.6. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any subsidiary and not disadvantageous in any material respect to the Noteholders.

Section 5.7. Payment of Taxes and Other Claims. The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property of the Company or any Significant Subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Significant Subsidiary and (iii) all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, or exchange of any Notes or with respect to this Indenture; provided, however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 5.8. Reserved.

Section 5.9. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest (including Registration Delay Payments, if any) on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.10. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company, a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

The Company will deliver to the Trustee, forthwith upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers’ Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

Any notice required to be given under this Section 5.10 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

Section 5.11. Registration Delay Payments Notice. In the event that the Company is required to pay Registration Delay Payments to Noteholders who also hold Warrants or Warrant Shares at the time such payments are due pursuant to the Initial Registration Rights Agreement, the Company will provide written notice (“Registration Delay Payments Notice”) to the Trustee of its obligation to pay Registration Delay Payments no later than fifteen days prior to the proposed payment date for the Registration Delay Payments, and the Registration Delay Payments Notice shall set forth the amount of Registration Delay Payments to be paid by the Company on such payment date and the manner in which such Registration Delay Payments are to be paid (which shall not be inconsistent with the provisions of this Indenture). The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Registration Delay Payments, or with respect to the nature, extent or calculation of the amount of Registration Delay Payments when made, or with respect to the method employed in such calculation of the Registration Delay Payments.

Section 5.12. Collateral and Security Interests.

(a) So long as any Notes are outstanding and either the Pledge Agreement or the Acquisition Security Agreement is still in effect, the Company will cause to be done, executed, acknowledged and delivered to the Trustee or the applicable Collateral Agent such further acts, conveyances and assurances as the Trustee shall reasonably request for accomplishing the purposes of (i) this Indenture and (ii) the Pledge Agreement or the Acquisition Security Agreement, as the case may be; provided that no action of the Company and no instrument or other document so executed, acknowledged or delivered by the Company will expand any obligations or limit any right of the Company in respect of the transactions contemplated by the Indenture, the Pledge Agreement or the Acquisition Security Agreement. The Company shall also take, or cause to be taken, such actions with respect to the recording, filing, re-recording, refiling of the Indenture, Pledge Agreement or Acquisition Security Agreement and any financing statements (including any amendments or continuations) or other instruments and such other actions as are reasonably requested by Trustee or the applicable Collateral Agent in order to maintain, so long as the Indenture and either the Pledge Agreement or the Acquisition Security Agreement is in effect, the perfection of the security interests created by the Pledge Agreement and the Acquisition Security Agreement, as the case may be.

(b) The Company shall furnish to the Trustee promptly after the execution and delivery of the Indenture an Opinion of Counsel either stating that in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture or the Pledge Agreement as is necessary to make effective the lien intended to be created thereby and reciting the details of such actions, or stating that, in the opinion of such counsel, no such action is necessary to make such lien effective. Promptly after the consummation of the Acquisition, the Company shall furnish to the Trustee an Opinion of Counsel either stating that in the opinion of such counsel, such action has been a taken with respect to the recording and filing of this Indenture or the Acquisition Security Agreement as is necessary to make effective the lien intended to be created thereby and reciting the details of such actions, or stating that, in the opinion of such counsel, no such action is necessary to make such lien effective.

(c) So long as any Notes are outstanding and the Acquisition Security Agreement is still in effect, the Company shall furnish to the Trustee, so long as such delivery is required by Section 314(b) of the Trust Indenture Act, not later than 120 days after January 1 in each year beginning with January 1, 2005, an Opinion of Counsel, dated on or after each such January 1 and on or prior to the date of delivery, either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording, and refiling of the Indenture, the Acquisition Security Agreement, any amendment or supplement thereto, and all financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the lien created by each of the Pledge Agreement and Acquisition Security Agreement (if not then terminated pursuant to its terms) and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such lien.

(d) The release of any property or securities from the terms of the Pledge Agreement or the Acquisition Security Agreement, as applicable, will not be deemed to impair the security under this Indenture or such agreements in contravention of the provisions hereof if and to the extent such property or securities are released pursuant to the terms hereof or of the Pledge Agreement or the Acquisition Security Agreement, as applicable. To the extent applicable, the Company shall cause TIA Section 314(d) relating to the release of property or securities from the lien of the Pledge Agreement or the Acquisition Security Agreement, as applicable, and relating to the substitution therefor of any property or securities to be subjected to the lien of the Pledge Agreement or the Acquisition Security Agreement, as applicable, to be complied with. Any certificate or opinion required by Trust Indenture Act Section 314(d) may be made by an officer of the Company, except in cases where Trust Indenture Act Section 314(d) requires that such certificate or opinion be made by an independent person.

Section 5.13. Stockholders’ Meeting. The Company shall use commercially reasonable efforts to take all lawful action to call, give notice of, convene and hold the Stockholders’ Meeting as soon as practicable after the date of this Indenture.

Section 5.14. Securities Laws Compliance.

(a) None of the Company or any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Notes or Warrants by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D of the Securities Act, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(b) None of the Company or any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Notes, the Warrants or the common stock into which such Warrants are exercisable in a manner which would require the registration under the Securities Act of the Notes and Warrants and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offerings contemplated hereby.

Section 5.15. Limitation on Indebtedness.

The Company shall not, and shall not cause or permit any Subsidiary to, incur, guarantee or assume any Indebtedness in excess of One Million Dollars ($1,000,000) in the aggregate which ranks in priority of payment senior to or on parity with the Indebtedness governed by this Indenture.

Section 5.16. Limitation on Issuance of Common Stock.

(a) Until the time that this covenant terminates pursuant to Section 5.16(b), the Company shall not (a) issue, sell, or contract to sell or issue (whether as an original sale or issuance or by an amendment to an existing security), shares of Common Stock at a Common Stock per share price which is less than, or any securities which are directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock which have a conversion, exercise or exchange price which is less than, 110% of the Conversion Price (as defined in the Convertible Notes Indenture) then in effect at the time of such issuance, sale, or contract to sell or issue, in each case, other than in respect to issuances or sales of, or contracts to sell or issue, Excluded Shares or (b) without duplication, issue, sell or contract to sell or issue (whether as an original sale or issuance or by an amendment to an existing security), shares of Common Stock, or securities which are directly or indirectly convertible into or exercisable or exchangeable for shares Common Stock, constituting or representing, in the aggregate, more than the sum of (i) Ten Million (10,000,000) shares of Common Stock, plus (ii) the total number of shares of Common Stock issued as a result of any exercise of the Warrants on or prior to the date of such issuance, sale or contract to sell or issue (subject to appropriate proportionate adjustment to reflect stock dividends, subdivisions, combinations, splits, reclassifications or changes in the outstanding shares of Common Stock and mergers, consolidations, or combinations of the Company with another Person), in each case, other than Excluded Shares.

(b) The Company’s obligations pursuant to Section 5.16(a) shall automatically expire and terminate upon the first to occur of: (i) the close of business on the Stockholder Rejection Date and (ii) the date which is forty-five (45) days after the close of business on the Trading Day which is the 20th Trading Day on which the daily volume-weighted average price of the Common Stock has exceeded 150% of the Conversion Price (as defined in the Convertible Notes Indenture) then in effect under the Convertible Notes Indenture during any 30 Trading Day period.

Section 5.17. Amendments to Existing Indenture.

The Company may only amend or modify any provision of the Existing Indenture with the consent of not less than a majority in aggregate principal amount of the Notes at the time outstanding as determined in accordance with Section 9.4.

Section 5.18. No Suspension of Licenses.

The Company will not allow the licenses granted to the Company pursuant to Section 4.1 and Section 4.2 of the Acquisition Agreement to be suspended as provided in Section 10.2 of the Acquisition Agreement or otherwise.

ARTICLE SIX

NOTEHOLDERS’ LISTS AND REPORTS

BY THE COMPANY AND THE TRUSTEE

Section 6.1. Noteholders’ Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each February 15 and August 15 in each year beginning with February 15, 2005, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Note Registrar.

Section 6.2. Preservation and Disclosure of Lists.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Note Registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

(b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

Section 6.3. Reports by Trustee.

(a) Within sixty (60) days after February 15 of each year commencing with the year 2005, the Trustee shall transmit to holders of Notes such reports dated as of February 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

(b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed, if any, and with the Company. The Company will promptly notify the Trustee in writing when the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

Section 6.4. Reports by Company. The Company shall file with the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Notes are governed by such Act; provided, however, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

ARTICLE SEVEN

REMEDIES OF THE TRUSTEE AND

NOTEHOLDERS ON AN EVENT OF DEFAULT

Section 7.1. Events of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a) default in the payment of any installment of interest (including Registration Delay Payments, if any) upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of five (5) days; or

(b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to Article Three, by acceleration or otherwise; or

(c) failure on the part of the Company duly to observe or perform the covenants of the Company set forth in Sections 5.5, 5.10, 5.12, 5.16, or 5.18 continued for a period of fifteen (15) days after the date on which such failure occurred; or

(d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a breach or default under Sections 5.5, 5.10, 5.12, 5.16 or 5.18 or a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) continued for a period of thirty (30) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given by registered mail, to the Company by the Trustee, or the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4; or

(e) failure on the part of the Company duly to observe or perform any of the covenants or agreements on the part of the Company in either the Pledge Agreement or the Acquisition Security Agreement, in each case, to the extent then applicable, continued for a period of fifteen (15) days after there shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, a written notice specifying such failure; or

(f) failure on the part of the Company to pay any installment of interest in respect of the Indebtedness governed under the Existing Indenture or in respect of any other Indebtedness of the Company or any Subsidiary, or any other Indebtedness guaranteed or assumed by the Company or any Subsidiary, in excess of Twenty-Five Million Dollars ($25,000,000) outstanding, as and when the same shall have become due and payable, including any applicable grace period; or

(g) failure on the part of the Company to make any payment of principal or premium, if any, in respect of the Indebtedness governed under the Existing Indenture or, in respect of any other Indebtedness of the Company or any Subsidiary, or any other Indebtedness guaranteed or assumed by the Company or any Subsidiary, in excess of Twenty-Five Million Dollars ($25,000,000) outstanding, as and when the same shall become due and payable, including any grace period; or

(h) default on the part of the Company with respect to any Indebtedness governed under the Existing Indenture (other than a default of type described in Section 7.1(f) or Section 7.1(g)), which default results in the acceleration of such Indebtedness; or

(i) default on the part of the Company or any Subsidiary with respect to any Indebtedness of the Company or any Subsidiary, or any Indebtedness guaranteed or assumed by the Company or any Subsidiary, in excess of Twenty Five Million Dollars ($25,000,000) outstanding, which defaults results in the acceleration of such Indebtedness; or

(j) one or more judgments or arbitration awards involving, in the aggregate, liability (to the extent not covered by independent third-party insurance) of the Company or any Subsidiary in excess of Twenty Five Million Dollars ($25,000,000) shall have been entered against the Company or any Subsidiary and shall remain outstanding at any one time unsatisfied, unvacated and unstayed pending appeal for a period of sixty (60) days after entry thereof; or

(k) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(l) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.1(k) or (l)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of and premium, if any, on all the Notes and the interest accrued thereon (including Registration Delay Payments, if any) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 7.1(k) or (l) occurs, the principal of all the Notes and the interest accrued thereon shall (including Registration Delay Payments, if any) be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon (including Registration Delay Payments, if any) all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (including Registration Delay Payments, if any) (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on (including Registration Delay Payments, if any), the Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the

Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

Section 7.2. Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon (including Registration Delay Payments, if any) any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption, by or under this Indenture declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest (including Registration Delay Payments, if any), as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest (including Registration Delay Payments, if any) at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under Section 8.6. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on (including Registration Delay Payments, if any) the Notes to the registered holders, whether or not the Notes are overdue.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (including Registration Delay Payments, if any) owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including reasonable counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. The Trustee shall be entitled to participate as a member of any Official Committee of Creditors in the matters as it deems necessary or desirable.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

Section 7.3. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article Seven shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 8.6;

SECOND: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on (including Registration Delay Payments, if any) the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest (including Registration Delay Payments, if any) at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

THIRD: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest (including Registration Delay Payments, if any), with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest (including Registration Delay Payments, if any) at the rate borne by the Notes, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest (including Registration Delay Payments, if any) without preference or priority of principal and premium, if any, over interest (including Registration Delay Payments, if any), or of interest (including Registration Delay Payments, if any) over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

Section 7.4. Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of and premium, if any (including the redemption price upon redemption pursuant to Article Three), and accrued interest on (including Registration Delay Payments, if any) such Note, on or after the respective due dates expressed in such Note or in the event of redemption, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

Section 7.5. Proceedings by Trustee. In case of an Event of Default known to a Responsible Officer of the Trustee, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 7.6. Remedies Cumulative and Continuing. Except as provided in Section 2.6, all powers and remedies given by this Article Seven to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 7.4, every power and remedy given by this Article Seven or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

Section 7.7. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction and (c) the Trustee may decline to take any action that would benefit some Noteholder to the detriment of other Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may, on behalf of the holders of all of the Notes, waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest (including Registration Delay Payments, if any) or premium, if any, on, or the principal of, the Notes, (ii) a default in the payment of redemption price pursuant to Article Three or (iii) a default in respect of a covenant or provisions hereof which under Article Eleven cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 7.8. Notice of Defaults. The Trustee shall, within ten (10) Business Days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; provided, however, that except in the case of default in the payment of the principal of, or premium, if any, or interest (including Registration Delay Payments, if any) on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

Section 7.9. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 7.9 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date expressed in such Note.

ARTICLE EIGHT

THE TRUSTEE

Section 8.1. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

(1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and the Trust Indenture Act and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

(2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

(c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

(e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any paying agent or any records maintained by any co-registrar with respect to the Notes;

(f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.2. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.1:

(a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers’ Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

(c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

(g) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties;

(h) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture; and

(i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 8.3. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

Section 8.4. Trustee, Paying Agents or Registrar May Own Notes. The Trustee, any paying agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent or Note Registrar.

Section 8.5. Monies to be Held in Trust. Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

Section 8.6. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) as mutually agreed to from time to time in writing between the Company and the Trustee, except any such expense, disbursement or advance as may arise from its negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, claim or expense incurred without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(k) or (l) with respect to the Company occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

Section 8.7. Officers’ Certificate as Evidence. Except as otherwise provided in Section 8.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee.

Section 8.8. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 8.9. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 8.10. Resignation or Removal of Trustee.

(a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, upon ten (10) business days’ notice to the Company and the Noteholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b) In case at any time any of the following shall occur:

(1) the Trustee shall fail to comply with Section 8.8 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months; or

(2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

(3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided, however, that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Noteholders has removed the Trustee, the Trustee so removed may petition any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, or if such Trustee so removed or any Noteholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

Section 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

No successor trustee shall accept appointment as provided in this Section 8.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.12. Succession by Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding, whether by equity or asset purchase or exchange, to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Notes or in this Indenture; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 8.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

Section 8.14. Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the holders of the Notes) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

ARTICLE NINE

THE NOTEHOLDERS

Section 9.1. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

Section 9.2. Proof of Execution by Noteholders. Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note Registrar.

The record of any Noteholders’ meeting shall be proved in the manner provided in Section 10.6.

Section 9.3. Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest (including Registration Delay Payments, if any) on such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

Section 9.4. Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or any Affiliate of the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

Section 9.5. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

ARTICLE TEN

MEETINGS OF NOTEHOLDERS

Section 10.1. Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

(a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article Seven;

(b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Eight;

(c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

(d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

Section 10.2. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 10.3. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent (10%) in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

Section 10.4. Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 10.5. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice. Holders entitled to vote a majority of the aggregate principal amount of Notes outstanding shall constitute a quorum.

Section 10.6. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the outstanding principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 10.7. No Delay of Rights by Meeting. Nothing contained in this Article Ten shall be deemed or construed to authorize or permit, solely by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

ARTICLE ELEVEN

SUPPLEMENTAL INDENTURES

Section 11.1. Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

(a) [Reserved];

(b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

(c) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article Twelve;

(d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall determine to be for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

(e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

(f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not adversely affect the interests of the holders of the Notes;

(g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

(h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

Notwithstanding any other provision of this Indenture or the Notes, the Initial Registration Rights Agreement and the obligation to pay Registration Delay Payments thereunder may be amended, modified or waived in accordance with the provisions of the Initial Registration Rights Agreement.

Section 11.2. Supplemental Indenture with Consent of Noteholders. With the consent (evidenced as provided in Article Nine) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or agree to subordinate the Notes in right of payment to any of the Company’s unsecured indebtedness, or change the obligation of the Company to redeem the Notes pursuant to Section 3.4 in a manner adverse to the holder the Notes, in each case, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Noteholders under this Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 11.3. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article Eleven shall comply with the Trust Indenture Act, as then in effect, provided that this Section 11.3 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 11.4. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the

Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 11.5. Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee may request an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Eleven.

ARTICLE TWELVE

CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.1. Company May Consolidate, Etc on Certain Terms. Subject to the provisions of Section 12.2, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of all or substantially all of the property of the Company, to any other Person (whether or not affiliated with the Company), authorized to acquire and operate the same and that shall be organized under the laws of the United States of America, any state thereof or the District of Columbia; provided, however, that upon any such consolidation, merger, sale, conveyance or lease, the due and punctual payment of the principal of and premium, if any, and interest (including Registration Delay Payments, if any) on all of the Notes, according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture, the Pledge Agreement and the Security Agreement to be performed by the Company, shall be expressly assumed, evidenced by, in the case of this Indenture, a supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property.

Section 12.2. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of ViroPharma Incorporated any or all of the Notes, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the Person named as the “Company” in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article Twelve may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Section 12.3. Opinion of Counsel to be Given Trustee. The Trustee shall receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article Twelve.

ARTICLE THIRTEEN

SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.1. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange of Notes, (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers’ Certificate and an Opinion of Counsel as required by Section 16.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

Section 13.2. Deposited Monies to be Held in Trust by Trustee. Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 shall be held in trust for the sole benefit of the Noteholders and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

Section 13.3. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

Section 13.4. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company as a general unsecured creditor for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

Section 13.5. Reinstatement. If the Trustee or the paying agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided, however, that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

Section 13.6. Discharge at Mandatory Exchange Time. This Indenture shall automatically terminate and be of no further force or effect upon the deemed exchange of the Notes for Convertible Notes and cancellation of all outstanding Notes hereunder pursuant to Article Fifteen of this Indenture.

ARTICLE FOURTEEN

IMMUNITY OF INCORPORATORS,

STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 14.1. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

ARTICLE FIFTEEN

EXCHANGE OF NOTES

FOR CONVERTIBLE NOTES

Section 15.1. Mandatory Exchange of Notes.

(a) If no Default or Event of Default shall have occurred and then be continuing, then at the Mandatory Exchange Time, (i) each Note then outstanding shall automatically and without any further action required on the part of the Company or the Trustee be deemed to have been exchanged for a Convertible Note having an original principal amount equal to the then outstanding principal amount of such Note, and (ii) such Convertible Note shall be governed under the Convertible Notes Indenture; provided, that if the Notes are not so exchanged into Convertible Notes because there exists a Default or Event of Default at the Mandatory Exchange Time, then each Note shall automatically and without any further action on the part of the Company be deemed to have been exchanged for a Convertible Note having an original principal amount equal to the then outstanding principal amount of such Note upon the first to occur of the following (i) the cure of such Default or Event of Default by the Company within the applicable grace period and (ii) the waiver of such Default or Event of Default by the holders of not less than a majority of the aggregate principal amount of Notes at the time outstanding as determined in accordance with Section 9.4.

(b) At the time the Notes are deemed exchanged for Convertible Notes pursuant to Section 15.1(a), the Company shall issue and deliver definitive, registered notes representing the Convertible Notes issuable at such time; provided that the Company hereby agrees to take any and all commercially reasonable actions prior to such time that are necessary to cause the issuance of a global note under the Convertible Notes Indenture at such time for the benefit of each Noteholder that is a QIB in accordance with Section 2.5(b) of the Convertible Notes Indenture

(c) Upon the issuance of Convertible Notes to or for the benefit of the Noteholders under this Indenture, the Notes issued under this Indenture shall be automatically cancelled in exchange for such Convertible Notes. At the time the Notes are deemed exchanged for Convertible Notes, pursuant to Section 15.1(a), or as soon as practicable thereafter, each holder shall surrender to the Trustee for cancellation all Notes held by such holder. The Trustee shall dispose of the all such surrendered Notes as provided in Section 2.8 hereof. Failure to deliver such Notes shall not affect their automatic cancellation.

(d) The Company shall pay, or cause to be paid, all accrued and unpaid interest, if any, on the Notes at the Mandatory Exchange Time.

ARTICLE SIXTEEN

MISCELLANEOUS PROVISIONS

Section 16.1. Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 16.2. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

Section 16.3. Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to ViroPharma Incorporated, 397 Eagleview Boulevard, Exton, Pennsylvania, Attention: Treasurer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Services (ViroPharma Incorporated, 10% Bridge Notes due 2005).

The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note Register and shall be sufficiently given to him if so mailed within the time prescribed.

Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 16.4. Governing Law. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

Section 16.5. Evidence of Compliance with Conditions Precedent; Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 16.6. Legal Holidays. In any case in which the date of maturity of interest on or principal of the Notes or the date fixed for redemption of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

Section 16.7. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided, however, that, unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 16.7 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

Section 16.8. No Security Interest Created. Except in the manner and to the extent set forth in the Pledge Agreement and, from and after the consummation of the Acquisition, the Acquisition Security Agreement, nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

Section 16.9. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Note Registrar and their successors hereunder and the holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 16.10. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 16.11. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.9.

Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 16.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section 16.11, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note Register.

The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 16.11 shall be applicable to any authenticating agent.

Section 16.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 16.13. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

U.S. Bank National Association hereby accepts the trusts in this Bridge Notes Indenture declared and provided, upon the terms and conditions herein above set forth.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

VIROPHARMA INCORPORATED

By:	/s/ Vincent J. Milano
Name:	Vincent J. Milano
Title:	Vice President, Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Donald E. Smith
Name:	Donald E. Smith
Title:	Vice President

EXHIBIT A

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ADDITIONALLY, THE INDENTURE DOES NOT PERMIT ANY TRANSFERS OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) UNLESS THE TRANSFEREE CERTIFIES TO VIROPHARMA INCORPORATED AND THE TRUSTEE THAT THEY ARE (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OF THE SECURITIES ACT OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF ANY NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.

THIS NOTE CONTAINS ORIGINAL ISSUE DISCOUNT AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT VINCENT J. MILANO, CHIEF FINANCIAL OFFICER, VIROPHARMA INCORPORATED, AT 610-458-7300 TO OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE.

VIROPHARMA INCORPORATED

10% SENIOR SECURED BRIDGE NOTE DUE 2005

CUSIP:

No.	$

ViroPharma Incorporated, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [                ] or its registered assigns, the principal sum of [                     Dollars ($            )] on October 18, 2005, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, monthly on the 15th calendar day of each month (or if such day is not a Business Day, then the next succeeding Business Day), commencing November 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 10% from the date of this Note, until payment of said principal sum has been made or duly provided for; provided, that from and after February 14, 2005, the interest rate shall increase by 200 basis points at the end of each calendar month, commencing March 31, 2005 and ending on the maturity date of this Note. Except as otherwise provided in the Indenture, the interest payable on the Note pursuant to the Indenture on any interest payment date will be paid to the Person entitled thereto as it appears in the Note Register at the close of business on the record date, which shall be the 1st calendar day of the month during which such interest payment date falls (whether or not a Business Day), as provided in the Indenture; provided, however, that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid by wire transfer of immediately available funds to an account maintained by such Person located in the United States (unless otherwise agreed in writing to an alternative payment mechanism by such Person as to such Person’s payment).

Reference is made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

VIROPHARMA INCORPORATED

Dated:	By:
Name:
Title:

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

FORM OF REVERSE OF NOTE

VIROPHARMA INCORPORATED

10% SENIOR SECURED BRIDGE NOTE DUE 2005

This Note is one of a duly authorized issue of Notes of the Company, designated as its 10% Senior Secured Bridge Notes due 2005 (herein called the “Notes”), limited to the aggregate principal amount of $62,500,000, all issued or to be issued under and pursuant to a Bridge Notes Indenture dated as of October 18, 2004 (herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Capitalized terms used but not otherwise defined in this Note shall have the respective meanings associated to such terms in the Indenture.

In case an Event of Default shall have occurred and be continuing, the principal of, premium, if any, and accrued interest (including Registration Delay Payments (as defined in the Registration Rights Agreement), if any) on all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable upon redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or agree to subordinate the Notes in right of payment to any of the Company’s unsecured indebtedness, or changes the obligation of the Company to redeem the Notes pursuant to Section 3.4 in a manner adverse to the holder of the Notes, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest (including Registration Delay Payments, if any) or any premium on, or the principal of, any of the Notes, or a default in the payment of the redemption price pursuant to Article Three of the Indenture, or a default in respect of a covenant or provisions of the Indenture which under Article Eleven of the Indenture cannot be modified without the consent of the holders of each or all Notes then outstanding or affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

The Notes shall be secured in the manner and to the extent provided in the Pledge Agreement and, upon the consummation of the Acquisition, the Acquisition Security Agreement and shall be entitled to the benefits of such agreements.

For all purposes, the Notes are hereby designated as “Designated Senior Indebtedness” pursuant to the Existing Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest (including Registration Delay Payments, if any) on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

At any time on or after the Shareholder Rejection Date, and prior to maturity, the Notes may be redeemed at the option of the Company, in whole or in part, upon mailing a notice of such redemption not less than 5 days but not more than 10 days before the date fixed for redemption to the holders of Notes at their last registered addresses, all as provided in the Indenture, at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest, if any (including Registration Delay Payments, if any) up to, but excluding, the Optional Redemption Date; provided, however, that if the Optional Redemption Date is on an interest payment date, then the interest payable on such date shall be paid to the holder of record on the regular record date relating to such interest payment date.

The Company may not give notice of any redemption of the Notes if a default in the payment of interest or premium, if any, on the Notes has occurred and is continuing.

The Notes are not subject to redemption through the operation of any sinking fund.

If a Mandatory Redemption Triggering Event occurs, then the Company shall redeem all of the Notes (the “Mandatory Redemption”), upon written notice as set forth in the Indenture, at a redemption price equal to 100% of the principal amount of the Notes, together with accrued and unpaid interest, if any, up to, but excluding the Mandatory Redemption Date. The Company will provide written notice of its obligation to redeem the Notes pursuant to a Mandatory Redemption not less than three (3) Business Days prior to the Mandatory Redemption Date as provided in the Indenture.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof; subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

The Company, the Trustee, any authenticating agent, any paying agent and any Note Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note Registrar) for the purpose of receiving payment hereof, or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Pursuant to Article Fifteen of the Indenture, this Note may be subject to mandatory exchange for 6 % Convertible Senior Secured Notes due 2009 and in such event will also be subject to automatic cancellation.

This Note shall be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York, without regard to principles of conflicts of laws.

Terms used in this Note and defined in the Indenture are used herein as therein defined.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -	as tenants in common	UNIF GIFT MIN ACT - Custodian

TEN ENT -	as tenant by the entireties	(Cust) (Minor)

JT TEN -	as joint tenants with right
	of survivorship and not as tenants in common	under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

For value received                                                                                                                hereby sell(s) assign(s) and transfer(s) unto                                                                                                                        (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints                                                       attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

☐	To ViroPharma Incorporated or a subsidiary thereof; or

☐	Inside the United States to a Qualified Institutional Buyer pursuant to and in compliance with the Securities Act of 1933, as amended, in a minimum denomination of $100,000; or

☐	Inside the United States to an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended, in a minimum denomination of $100,000; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an “Affiliate”).

☐	The transferee is an Affiliate of the Company.

Dated:

Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

NOTICE: The signature of the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

EXHIBIT B

ViroPharma Incorporated

397 Eagleview Boulevard

Exton, Pennsylvania 19341

U.S. BANK NATIONAL ASSOCIATION, as Trustee

One Federal Street, 3rd Floor

Boston, Massachusetts 02100

Attention: Corporate Trust Services

Ladies and Gentlemen:

In connection with our proposed purchase of 10% Senior Secured Bridge Notes due 2005 (the “Notes”) of ViroPharma Incorporated, a Delaware corporation (the “Company”) we confirm that:

(i) we are an “accredited investor” within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the “Securities Act”), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an “Institutional Accredited Investor”) and we are able to bear the economic risk of an investment in the Notes;

(ii) (A) any purchase of Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors for each of which we exercise sole investment discretion (and have the authority to make, and do make, the statements in this letter) or as fiduciary for the account of one or more trusts, each of which is an “accredited investor” within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a “bank,” within the meaning of Section 3(a)(2) of the Securities Act, or a “savings and loan association” or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

(iii) the event that we purchase any Notes, we will acquire Notes having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

(iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes; and

(v) we are not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

We understand that the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that if in the future we decide to resell or otherwise transfer such Notes, such Notes may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, (ii) inside the United States to a person who is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) in a

B-1

transaction meeting the requirements of the Securities Act, (iii) inside the United States to an Institutional Accredited Investor that, prior to such transfer, furnishes to the Trustee for the Notes (or in the case of Common Stock of the Company, the transfer agent therefor) a signed letter containing certain representations and agreements relating to the restrictions on transfer of such securities (the form of which letter can be obtained from the Trustee or the transfer agent, as the case may be), (iv) pursuant to the safe harbor from registration provided by Rule 144 under the Securities Act (if applicable), or (v) pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), and in each case, in accordance with any applicable securities law of any state of the United States and in accordance with the legends set forth on the Notes. We further agree to provide any person purchasing any of the Notes (other than pursuant to clause (v) above) from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the Trustee and transfer agent for the Notes and the Common Stock of the Company will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Notes will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates transferred pursuant to clause (v) above.

The Company and the Trustee and their respective counsel are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(Name of Purchaser)

By:
Name:
Title:
Address:

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